UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2010

Phoenix Technologies Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17111	04-2685985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

915 Murphy Ranch Road, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-570-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2010, Phoenix Technologies Ltd., a Delaware corporation ("Phoenix"), reconvened a special meeting of its stockholders (the "Special Meeting") originally convened on October 25, 2010. The special meeting was called to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 17, 2010, by and among the Company, Pharaoh Acquisition LLC (formerly known as Pharaoh Acquisition Corp. and referred to herein as "Parent") and Pharaoh Merger Sub Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), each an affiliate of Marlin Equity Partners, and solely for purposes of providing a guarantee of the obligations of the Parent and Merger Sub, Marlin Equity II, L.P. ("Marlin II") and Marlin Equity III, L.P. ("Marlin III"), as amended on October 21, 2010 (the "Merger Agreement"), pursuant to which each share of the Company’s common stock outstanding at the effective time of the merger will be converted into the right to receive $4.05 in cash, and the Company will become a wholly-owned subsidiary of Parent and indirect subsidiary of Marlin III.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on November 3, 2010, Phoenix entered into an Amendment to the Merger Agreement, dated November 3, 2010 (the "Amendment"), pursuant to which the Merger Consideration (as defined in the Merger Agreement) was increased to $4.20 per share. The other terms of the Amendment are summarized in such Form 8-K filing.

Phoenix plans to file a supplemental proxy statement on Schedule 14A with the Commission summarizing the terms of the Amendment on or about November 9, 2010. The supplemental proxy statement will be mailed to all stockholders entitled to vote at the Special Meeting beginning on November 9, 2010.

In order to give stockholders sufficient time to consider the Merger Agreement, as amended on November 3, 2010, and the proposed merger transaction, the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote voted to adjourn the meeting until Friday, November 19, 2010, at 10:00 a.m., local time, at 915 Murphy Ranch Road, Milpitas, California 95035.

Only stockholders of record as of the close of business on September 15, 2010, are entitled to vote at the Special Meeting. The record date for the adjourned Special Meeting remains September 15, 2010. As of September 15, 2010, 35,248,805 shares of common stock of Phoenix were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, 20,784,866 shares of common stock of Phoenix were represented in person or by proxy and entitled to vote. The votes with respect to the proposal to adjourn until November 19, 2010 are set forth below.

FOR: 19,787,424

AGAINST: 978,924

ABSTAIN: 18,518

BROKER NON-VOTES: n/a

Item 8.01 Other Events.

As previously disclosed, on October 31, 2010, Gores Capital Partners III, L.P. and its affiliates submitted a definitive offer and revised proposal (the "Gores Proposal") to Phoenix to acquire all of the outstanding securities of Phoenix for cash consideration of $4.20 share and, on November 1, 2010, the board of directors of Phoenix (the "Board") determined that such proposal constituted a Superior Proposal (as such term is defined in the Merger Agreement).

On November 2, 2010, pursuant to the terms of the Merger Agreement, Marlin submitted a matching proposal in the form of the Amendment to increase the Merger Consideration to $4.20 per share and modify other terms in the Merger Agreement. On November 3, 2010, the Board determined, after consulting with its financial and legal advisors, that in light of the matching proposal submitted by Marlin, the Gores Proposal no longer constituted a Superior Proposal and that it was in the best interest of the stockholders of Phoenix to enter into the Amendment.

On November 5, 2010, representatives of Gores communicated to Phoenix that Gores does not intend to submit any further proposals to acquire the outstanding securities of Phoenix, and on November 8, 2010, Phoenix issued a press release announcing the same. A copy of such press release is attached as Exhibit 99.1 to this Form 8-K.

Additional Information and Where to Find It

In connection with the proposed transaction and the special meeting of Phoenix stockholders to approve the transaction, Phoenix has filed a definitive proxy statement with the Securities and Exchange Commission on September 22, 2010 and a supplement to the definitive proxy statement on October 26, 2010 and will file one or more supplements to the definitive proxy statement (as supplemented, the "Proxy Statement"). INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed by Phoenix at the Securities and Exchange Commission’s website at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from Phoenix by directing such request to Phoenix Technologies Ltd., c/o Investor Relations, 915 Murphy Ranch Rd., Milpitas, CA, telephone: (408) 570-1000.

Phoenix and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Certain information regarding the interests of such directors and executive officers is included in the Phoenix Proxy Statement for its 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on December 30, 2009, and information concerning all of the Phoenix participants in the solicitation are included in the Proxy Statement. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from Phoenix Technologies Ltd., c/o Investor Relations, 915 Murphy Ranch Rd., Milpitas, CA, telephone: (408) 570-1000.

Forward- Looking Statements

This document contains certain forward-looking statements about Phoenix that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change or other circumstances that could affect the timing and results of stockholder approval of the Marlin merger agreement and the closing of the merger contemplated under the Marlin merger agreement; the outcome of any legal proceedings that have or may be instituted against the Company; the risk that the proposed transaction disrupts current plans and operations; and other risks that are set forth in the "Risk Factors" and other sections of Phoenix’s filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the merger are beyond Phoenix’s ability to control or predict. Phoenix undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 8, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Technologies Ltd.

November 8, 2010	By:	/s/ Timothy C. Chu

Name: Timothy C. Chu
Title: VP, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 8, 2010.